Exhibit 32.1

CERTIFICATION

In connection with the Annual Report of National Mentor Holdings, Inc. (the “Company”) on Form 10-K for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 31 U.S.C. Section 1350, that:

(1)         The  Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 29, 2005	By:	/s/ EDWARD M. MURPHY
Edward M. Murphy
President and Chief Executive Officer
Date: December 29, 2005	By:	/s/ JOHN W. GILLESPIE
John W. Gillespie
Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.